                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 4, 2001
                              (December 27, 2000)


                               LANDAIR CORPORATION
             (Exact name of registrant as specified in its charter)


          TENNESSEE                      000-24615              62-1743549
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


          430 AIRPORT ROAD
       GREENEVILLE, TENNESSEE                                       37745
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (423) 636-7000


                                       N/A
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

See attached Press Release dated December 27, 2000 filed as Exhibit 99 hereto.

ITEM 7(C).  EXHIBITS



        No.
        ---
        99        Press Release, dated December 27, 2000


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LANDAIR CORPORATION


Date: January 4, 2001                     By: /s/ John A. Tweed
                                              ----------------------------------
                                              John A. Tweed
                                              President

                                  Exhibit Index



       Exhibit No.                   Description
       -----------                   -----------

           99             Press Release, dated December 27, 2000